UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Airgas, Inc.

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It’s All About Value (Updated) It’s All About Value (Updated) August 18, 2010 August 18, 2010

1 1 1 1 1 1
IMPORTANT INFORMATION
In connection with its 2010 Annual Meeting of Stockholders, Airgas, Inc. has filed a definitive proxy statement on Schedule
14A with the Securities and Exchange Commission (the “SEC”). INVESTORS AND STOCKHOLDERS OF AIRGAS ARE
URGED TO READ THE PROXY STATEMENT FOR THE 2010 ANNUAL MEETING IN ITS ENTIRETY BECAUSE IT
CONTAINS IMPORTANT INFORMATION. In response to the tender offer proposed by Air Products and Chemicals, Inc.
referred to in this communication, Airgas has filed with the SEC a Solicitation/Recommendation Statement on Schedule
14D-9, as amended. STOCKHOLDERS OF AIRGAS ARE ADVISED TO READ AIRGAS’ SOLICITATION/
RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AS AMENDED, IN ITS ENTIRETY BECAUSE IT CONTAINS
IMPORTANT INFORMATION. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of Air Products. Investors and stockholders will be able to obtain free copies of Airgas’ definitive proxy statement, the Solicitation/Recommendation Statement on Schedule 14D-9, any amendments or supplements to the proxy statement and/or the Schedule 14D-9, any other documents filed by Airgas in connection with the 2010 Annual Meeting and/or the tender offer by Air Products, and other documents filed with the SEC by Airgas at the SEC’s website at
www.sec.gov. Free copies of the definitive proxy statement, the Solicitation/ Recommendation Statement on Schedule 14D-
9, and any amendments and supplements to these documents are also available in the “Investor Information” section of the
Company’s website at www.airgas.com, or through the following web address:
http://investor.shareholder.com/arg/airgascontent.cfm. Airgas and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in connection with its 2010 Annual Meeting. Detailed information regarding the names, affiliations and interests of Airgas’ directors and executive officers is available in the definitive proxy statement for the 2010 Annual Meeting, which was filed with the SEC on July 23, 2010. To the extent holdings of Airgas securities have changed, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.
FORWARD-LOOKING STATEMENTS
This presentation contains statements that are forward looking. Forward-looking statements include the statements identified as forward-looking in the Company’s press release announcing its quarterly earnings, as well as any statement that is not based on historical fact, including statements containing the words “believes,” “may,” “plans,” “will,” “could,”
“should,” “estimates,” “continues,” “anticipates,” “intends,” “expects” and similar expressions. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by us or any other person that the results expressed therein will be achieved. Airgas assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in the Company’s press release announcing its quarterly earnings, as well as other factors described in the Company’s reports, including its
March 31, 2010 Form 10-K, subsequent Forms 10-Q, and other forms filed by the Company with the Securities and
Exchange Commission. The Company notes that forward-looking statements made in connection with a tender offer are not subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995. The Company is not waiving any other defenses that may be available under applicable law.
1 1

2 2 Agenda Agenda Slide Slide Introduction 2 The Airgas Growth Story 6 Earnings Growth Outlook & 2012 Goals 16 Our Perspective on Valuation 32 Conclusion 45 Appendix 49

3 3 3 3 3 3 3 3 3 3 3 3
Airgas Has Consistently Created
Airgas Has Consistently Created
Shareholder Value…
Shareholder Value…
Absolute Total Shareholder Return
Since Airgas’ IPO (a)
4,201%
Total Shareholder Return CAGR
Since Airgas’ IPO (a)
18%
Total Shareholder Return Since January 1, 1987
Ranking in S&P 500 (b)
#26 highest out of 500
Officer and Director Stock Beneficial Ownership (c) 11.9%
Officer and Director Stock Beneficial Ownership
Ranking in S&P 500
#28 highest out of 500
Note: Market data measured through market close on February 4, 2010, prior to date of announcement of the Air Products offer.
(a) Split-adjusted, since Airgas’ IPO in 1986. Total Shareholder Return calculated as share price plus dividends reinvested.
(b) Excludes current S&P 500 constituents which were not public at January 1, 1987.
(c) Includes all options and other rights to acquire shares exercisable on or within 60 days of May 31, 2010.

4 4
• Airgas’ management has a proven track record of exceptional shareholder value creation
• The Airgas Board unanimously believes that Air Products’ offer grossly undervalues Airgas and is not a sensible starting point for any discussions or negotiations
–
The Airgas Board has always been prepared to engage in discussions if and when it believes those conversations will result in an appropriate value for
Airgas stockholders
• We believe strongly that Airgas will generate more value for stockholders by executing its strategic plan than by pursuing Air Products’ proposed transaction
–
FY Q1 2011 announced results demonstrate the strength of our earnings growth, underpinned by an economic recovery that is just beginning
• In addition, Airgas has significant “scarcity value” as the largest independent packaged gas business in the world
Our Board Believes That Air Products’
Our Board Believes That Air Products’
Offer
Offer
Would Deprive Shareholders of Full Value
Would Deprive Shareholders of Full Value
We believe that Airgas is poised to deliver significant value driven by a material recovery in our earnings through 2012

5 5 5 5 5 5 5 5 5 5 5 5
Time Has Provided Additional Value
Time Has Provided Additional Value
to Our Shareholders
to Our Shareholders
10-Year U.S. Treasury Yield
Source: Bloomberg market data as of August 13, 2010, public filings
Note: All data shown from February 5, 2010, the date of the announcement of the initial Air Products public offer, and August 13, 2010.
* Represents quarterly Adjusted EPS.  See attached reconciliations of non-GAAP measures.
(1) Shown indexed to close as of February 5, 2010, and denominated in local currencies.
Peer Stock Prices¹ Our Earnings*
90%
100%
110%
120%
130%
Feb-2010 May-2010 Aug-2010
Air
Liquide:
18.4%
Praxair:
17.9%
Linde:
15.9%
$ 0.65
$ 0.69
$ 0.83
FQ3
2010
FQ4
2010
FQ1
2011
2.5%
3.0%
3.5%
4.0%
4.5%
Feb-2010 May-2010 Aug-2010
2.7%
• Additionally, from December 31, 2009 to August 13, 2010,
Airgas reduced adjusted debt by more than $230 million

6 6 Agenda Agenda Slide Slide Introduction 2 The Airgas Growth Story 6 Earnings Growth Outlook & 2012 Goals 16 Our Perspective on Valuation 32 Conclusion 45 Appendix 49

Airgas Is the Only Remaining Independent
Airgas Is the Only Remaining Independent
Packaged Gas Company of Scale in the World…
Packaged Gas Company of Scale in the World…
$12B+ U.S. Packaged Gases &
Welding Hardgoods Market
~900
Independents
50%
Airgas
25%
Praxair
Taiyo Nippon Sanso
Air Liquide
Linde
Packaged Gases
$6.5B+
Welding Hardgoods
$5.5B+
• Air Liquide
• Air Products
• Linde
• Praxair
• Air Liquide
• Linde
• Praxair
• Taiyo Nippon Sanso
• Regional Competitors
• Independents
• Air Liquide
• Linde
• Praxair
• Taiyo Nippon Sanso
• Regional Competitors
• Independents
Safety PPE
$6B+
Other MRO
$50B+
Pipeline & bulk
~$10B
The 100 largest
independents
account for nearly
25% of the
total market

8 8
• Leader in the U.S. packaged gas market
–
Leading position in U.S. packaged industrial, medical, and
specialty gas market
–
Significant position in U.S. bulk market
–
Leading platform for U.S. refrigerants, ammonia, and
process chemicals markets
• We also produce various gases
–
Fifth largest U.S. producer of atmospheric gases
–
Leading U.S. supplier of liquid CO2 and dry ice
–
Largest U.S. producer of nitrous oxide
• Leading supplier of hardgoods in U.S.
–
Welding, safety and related MRO supplies
–
Red-D-Arc
®
rental welders
• National platform supports multiple
sales channels:
–
Branch-based field sales
–
Retail stores
–
Strategic Accounts
–
Distributors
…With an Unparalleled Distribution Platform
…With an Unparalleled Distribution Platform
and Significant Production of Gases
and Significant Production of Gases
–
Telesales
–
Catalog
–
eBusiness
8 8

Known Locally Nationwide
Known Locally Nationwide
9 9
~1,100 Locations
• 875+ branches
• 325+ HP fill plants
• 16 ASU’s
• 18 acetylene plants
• 6 liquid CO
2
production plants
• 63 regional spec gas labs
• 8 national spec gas labs
• 6 hardgoods distribution centers
14,000+ Associates
• ~1,500 sales people
(25% specialists)
• 5,000+ drivers
10M+ Cylinders
13,500+ Bulk Tanks
5,000+ Vehicles
Branch / Retail Store / Other
Air Separation Unit (“ASU”)
Hardgoods Distribution Center

Airgas

NITROGEN
NITROGEN

Airgas
OXYGEN , COMPRESSED

10 10
Packaged Gases
Packaged Gases
Bulk Gases
Bulk Gases
Creating Value for Customers
Creating Value for Customers
Through the Right Supply Modes
Through the Right Supply Modes
Cylinders Cylinders
Dewars Dewars
MicroBulk MicroBulk
Bulk,         Bulk,
Tube Trailers Tube Trailers
Size of Supply Mode
Onsite, Onsite,
Pipeline Pipeline
•
Our full range of supply modes enables our customers to
optimize their production processes and reduce total costs
10 10

11 11
Hardgoods
Hardgoods
Supply Modes
Supply Modes
6 national hardgoods distribution centers
• Drop-ship large and small order
quantities to end customers
• 1-2 day delivery to 95% of U.S.; next-
day delivery to 60% of U.S.
875+ regional company branches
• Service walk-in customers with
inventory on-hand
• Deliver to customers on truck routes
or via common carrier
• Direct to customer from manufacturer
• Vendor managed inventory (VMI)
11 11

Airgas 2000
Airgas 2000
Airgas 2010
Airgas 2010
Creating operating culture
Building out infrastructure
Repositioning company
(40+ hub companies)
Early stages of establishing
Strategic Products
Gas/Rent = ~50% of sales
Balance sheet leverage high
Operating culture firmly in place
Scalable infrastructure
12 regional operating companies form our
national distribution platform
11 strategically-aligned companies
complement our core business
Strategic Products established
(account for more than 40% of sales)
Gas/Rent = ~65% of sales
Operating efficiency programs
Significant Bulk capabilities
Spec Gas innovation & marketing
Ammonia and Refrigerants offerings
Tech expertise / Engineering capabilities
Demand planning / Buying Centers
Brand management / RADNOR private label
Comfortable balance sheet leverage
12 12
We Are Stronger Than Ever...
We Are Stronger Than Ever...
12 12

Note: Dollars in millions.
13 13
$27
$41
$109
$196
$191
$190
$197
$236
$256
$314
$397
$489
$666
$746
$665
$50
$145
$139
$62
$38
$79
$194
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Fiscal Year Adjusted EBITDA
13 13
In the midst of the worst recession
since the Great Depression, FY 2010
was Airgas’ only significant annual
EBITDA decline in 22 years
…And Have Delivered Significant
…And Have Delivered Significant
EBITDA Growth Over the Last 22 Years
EBITDA Growth Over the Last 22 Years

14 14
Track Record of Double-Digit Growth
Track Record of Double-Digit Growth
in Revenue, EBITDA and EPS…
in Revenue, EBITDA and EPS…
14 14
Revenue
2001-2009 CAGR
EBITDA *
2001-2009 CAGR
EBITDA * – Capex
2001-2009 CAGR
Diluted EPS
2001-2009 CAGR
Source: Financials based on company filings calendarized to December year end.
Note: CAGR = Compound Annual Growth Rate
* See attached reconciliation of non-GAAP measures.
Airgas Air Products
11%
5%
Airgas Air Products
17%
5%
Airgas Air Products
15%
5%
Airgas Air Products
20%
7%

15 15
Actual EPS vs. Consensus EPS Estimates
Source: FactSet and consensus Wall Street estimates as of August 13, 2010.
15 15
…Consistently Meeting or Exceeding
…Consistently Meeting or Exceeding
Consensus Analyst Estimates
Consensus Analyst Estimates
—
Consensus Estimates Actual
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
Mar-01 Mar-02 Mar-03 Mar-04 Mar-05 Mar-06 Mar-07 Mar-08 Mar-09 Mar-10

16 16 Agenda Agenda Slide Slide Introduction 2 The Airgas Growth Story 6 Earnings Growth Outlook & 2012 Goals 16 Our Perspective on Valuation 32 Conclusion 45 Appendix 49

17 17 17 17 17 17 17 17 17 17
• Moderate macro-economic recovery underpins our Same-Store Sales
(“SSS”) growth of ~7% per year
–
Comparable to SSS growth in the prior recovery period
• As SSS increase, the operating leverage inherent in Airgas business model has historically translated to a higher EBITDA margin on every dollar of incremental revenue, and we expect this to continue
• Business mix is focused on higher-margin activities
–
e.g. Gas & Rent now comprises 65% of total sales versus 55%
1
in the prior
recovery period
• Margin expansion is expected to be further enhanced by continued focus on operating efficiencies
• Investment of nearly $2.5 billion in capex and acquisitions in the last three years is not yet fully reflected in current performance
–
Our goal of CY2012 EPS of $4.20+ reflects all of the costs of the SAP implementation but none of the benefits
17 17
Why We Expect a Clear Path to EPS of
Why We Expect a Clear Path to EPS of
$4.20+ by CY 2012…
$4.20+ by CY 2012…
1 CY2002.

Airgas

Calendar Year Adjusted EPS* 2002-2005
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$ 0.94
$ 1.53
Dec-02
Dec-03
Dec-04
Dec-05

Airgas Share Price
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
24% CAGR
$ 17.25
$ 32.90
Dec-02
Dec-03
Dec-04
Dec-05

18 18 18 18 18 18 18 18 18 18 18 18
What Happened in the Last Recovery?
What Happened in the Last Recovery?
* See attached reconciliations of non-GAAP measures. Note: “CAGR” = Compound Annual Growth Rate.
18% CAGR

$0.72
$0.72
$0.83
$0.66
Guidance
Consensus Estimate
1Q 11 Actual
1Q 10 Actual

$3.05
$2.95
$3.30
$3.15
Original Guidance
Revised Guidance

18.1%
18.5%
18.0%
1Q 11 Actual
CY 12 Goal

19 19 19 19
Source: Airgas Management and Wall Street research.
* See attached reconciliations of non-GAAP measures.
Airgas’ earnings recovery is clearly underway and reinforces our confidence in our CY2012 EPS goal of $4.20+
We have exceeded the high end of
our guidance and consensus
estimates by 15%
and
Q1 2010 by 26%
Strong operating momentum
is reflected in our 7+%
raise in
guidance
1Q11 has resulted in the highest
EBITDA margin in ARG
history and is already
within our
CY’12 Goals
1Q FY2011 – Adj. EPS*
FY2011 – Adj. EPS*
EBITDA Margin*
Announced
First Fiscal Quarter
Revised Guidance
Actual 1QF11
CY12 Goal
Recovery is Demonstrated
Recovery is Demonstrated
in Our 1Q FY2011 Earnings
in Our 1Q FY2011 Earnings

20 20 20 20 20 20 20 20 20 20
• Five key factors drive our earnings goal of $4.20+ in
CY 2012
I.
Expected recovery of Same-Store Sales growth
II.
Demonstrated operating leverage in the business
model
III.
Continued focus on cutting operating costs
IV.
Maintaining higher margin business mix
V.
Realization of anticipated returns on capital
investments made in recent years
20 20
Expected Earnings Growth and
Expected Earnings Growth and
Strong Cash Flow Are Projected to
Strong Cash Flow Are Projected to
Underpin Our Shareholder Value Creation
Underpin Our Shareholder Value Creation

Airgas

SSS and Non-Tech IP
ISM Index

Sales ($ in billions)

21 21 21 21 21 21 21 21 21 21 21 21 21 21 21 21
I. Our Projections Assume SSS Growth
I. Our Projections Assume SSS Growth
Comparable to the Last Expansion
Comparable to the Last Expansion
21 21
Calendar Year Same-Store Sales Growth Rate
Note: Represents calendar year ended December 31.  2010 Non-Tech Industrial Production Growth Rate and ISM Index represent year-to-date data through June.
¹ The ISM Purchasing Managers’ Index is a measure of the overall economic health of the manufacturing sector; a value above or below 50 represents an expansion or a contraction, respectively.
2010-2012 Avg: ~7%
Airgas Calendar Year Sales
2003-2005 Avg: 6%
(2)%
0%
8%
11%
10%
7%
6%
(16)%
30.0
40.0
50.0
60.0
70.0
(20)%
(10)%
0%
10%
20%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011E 2012E
-
Tech IP
Non-Tech IP Growth Rate ISM Index¹
$1.8
$1.8
$2.2
$2.7
$3.1
$3.8
$4.4
$3.9
$5.2+
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
2002 2003 2004 2005 2006 2007 2008 2009 2012E

14%
24%
23%
19%
0%
10%
20%
30%
2003-2005 Avg 2006 2007 2008 2009 2010-2012 Avg
22 22 22 22 22 22 22 22 22 22 22 22 22 22
II. SSS Growth Drives Substantial EBITDA*
II. SSS Growth Drives Substantial EBITDA*
Growth Due to Operating Leverage
Growth Due to Operating Leverage
Calendar Year Same-Store Sales Growth Rate
Operating Leverage Drives Improved Fall Through
1
(Change in EBITDA* / Change in Sales)
* See attached reconciliations of non-GAAP measures.
1 Fall through has been adjusted for special items.
2 Not meaningful due to negative change in sales in 2009.
Not
Meaningful ²
22+%
6%
10%
7%
6%
(16)%
(20)%
(10)%
0%
10%
20%
2003-2005 Avg 2006 2007 2008 2009 2010-2012 Avg
~7%

23 23 23 23 23 23 23 23 23 23
III. Operating Leverage Expected to be
III. Operating Leverage Expected to be
Further Enhanced by Ongoing Cost Savings
Further Enhanced by Ongoing Cost Savings
• Achieved original goal of aggregate $25M annual run-rate cost savings
–
Target announced in September 2007
–
Achieved three quarters ahead of schedule in December 2009
• In December 2009, we announced incremental savings target of $30M to be achieved by CY 2012
–
Logistics, plant studies and cylinder testing drive savings
• Cost savings after 2012 expected to be further enhanced by realization of SAP benefits
Actual Savings
Through CY09 CY10 CY11 CY12
Expected
Cumulative Savings
Through CY12
Routing logistics $7M+ $5M $6M $7M $25M+
Cylinder testing $6M+ $2M $2M $1M $11M+
Freight $5M+ $1M $1M $1M $8M+
Plant studies $3M+ $2M $1M $1M $7M+
Fuel $2M+ - - - $2M+
Indirect spend $2M - - -
$2M+
Total $25M+ $10M $10M $10M $55M+
Expected Incremental Savings CY10-CY12

24 24 24 24 24 24 24 24 24 24
IV. Business Mix Improvement
IV. Business Mix Improvement
Produces Higher Margins
Produces Higher Margins
Gas/Rent Gas/Rent
55% 55%
Hardgoods Hardgoods
45% 45%
Last Recession¹
CY 2009 CY 2009 CY 2012E CY 2012E
• Gas/Rent % of Sales: Significantly higher margins than Hardgoods
• RADNOR Private Label % of Hardgoods Sales: Gross margins 1.5-2.0x comparable OEM products
• Atmospheric Gas Production % of Total Atmospheric Gas Consumption: Improves sourcing position to achieve lowest landed cost and higher margins
Gas/Rent Gas/Rent
65% 65%
Hardgoods Hardgoods
35% 35%
Gas/Rent Gas/Rent
65% 65%
Hardgoods Hardgoods
35% 35%
Sales
$1.7B $1.7B $3.9B $3.9B $5.2B+ $5.2B+
RADNOR Private Label
(% of Hardgoods Sales)
~7%
~7%
7%
~12%
~12%
12% 12-15%
Atmospheric Gas Production
(% Total Atmos. Consumption)
10% 10% 60%+ 60%+ 65%+ 65%+
EBITDA Margin*
14% 14% 17% 17% 18.0-18.5%
1 CY2002.
* See attached reconciliations of non-GAAP measures.

25 25 25 25 25 25 25 25 25 25
V. Substantial Investments Since Last Cycle
V. Substantial Investments Since Last Cycle
Should Generate Higher Margins
Should Generate Higher Margins
• Distribution Footprint: established national distribution platform, leveraging customer density, enabling service of large multi-location customers
• Production Capacity: increased ASU production capacity has enhanced our sourcing position to achieve the lowest landed product cost
1
1 Landed product cost is the full cost of a product from sourcing up until the point of sale.
* See attached reconciliations of non-GAAP measures.
Last
Recession
CY’02 CY’09
Goals
CY’12
Cylinders (in millions)
5+ 10+
Bulk Tanks
6,000+ 13,500+
Locations
~800
~1,100
ASU Production Capacity (liquid tons per day)
475 6,700
ASU Capacity Utilization
~87%
~70%
Revenue per Employee (in thousands)
$200 $279
Adjusted EBITDA Margin*
13.6% 17.3% 18%-18.5%
Adjusted EPS*
$0.94 $2.67 $4.20+
Substantial
Investments
Operational
Efficiency

18.5 %
18.1 %
18.0 %
17.5 %
17.3 %
CY2009
Actual
6 Months Ended
June 30, 2010
3 Months Ended
June 30, 2010
(1Q FY11)
CY2012E
Goal

26 26 26 26 26 26
Source: Airgas Management.
* See attached reconciliations of non-GAAP measures.
First Quarter Fiscal 2011 Already Within the
First Quarter Fiscal 2011 Already Within the
Range of Our CY 2012 EBITDA Margin Goal
Range of Our CY 2012 EBITDA Margin Goal
EBITDA  Margin

27 27 27 27 27 27
Source: Airgas Management.
* See attached reconciliations of non-GAAP measures.
On Track To Achieve CY 2012 EPS Goal
On Track To Achieve CY 2012 EPS Goal
•
1H CY2010 Adjusted EPS* increased +13% vs. 1H CY2009
•
1Q FY2011 Adjusted EPS* increased +26% vs. 1Q FY2010
$ 3.30 -
$ 3.15
$ 3.05 -
$ 2.95
18-23% Increase
16% CAGR
$4.20+
$2.67
7 quarters between 7 quarters between
March 31, 2011 and March 31, 2011 and
December 31, 2012 December 31, 2012
CY 2009
Actual
Original
FY11 Guidance
(12 Mos. Ended
March 2011)
Revised
FY11 Guidance
(12 Mos. Ended
March 2011)
CY 2012
Goal

28 28 28 28 28 28
* See attached reconciliations of non-GAAP measures. Note: “CAGR” = Compound Annual Growth Rate.
As a Result, We Expect EPS Growth
As a Result, We Expect EPS Growth
Consistent with Past Recoveries
Consistent with Past Recoveries
$2.20
$2.60
$3.00
$3.40
$3.80
$4.20
$4.60
Dec -09 Dec -10 Dec -11 Dec -12
Calendar Year EPS 2009-2012
$0.80
$0.90
$1.00
$1.10
$1.20
$1.30
$1.40
$1.50
$1.60
Dec -02 Dec -03 Dec -04 Dec -05
Calendar Year Adjusted EPS* 2002-2005
$4.20+
(CY12 Goal)
$2.67*
$1.53
$0.94
16% CAGR
18% CAGR
Adj. EPS*
EPS
FY11
Guidance*
(Updated)
$3.30
$3.15

29 29 29 29 29 29 29 29 29 29 29 29 29 29
* See attached reconciliations of non-GAAP measures.
Case 1: FY05
(Goals Published May 2001 Analyst Meeting)
Case 2: FY08
(Goals Published November 2004 Analyst Meeting)
Case 3: CY08
(Goals Represent CY08 Component of FY11 Goals
Published September 2007 Analyst Meeting)
We Have a Track Record of Meeting or
We Have a Track Record of Meeting or
Beating Our Mid-Term Goals
Beating Our Mid-Term Goals
Performing well toward FY11 goals
prior to recession
$3.0B
$315M
10-11%
11-12%
$4.0B
$476M
11.9%
13.2%
Sales Op. Profit Op. Margin ROC*
FY08 Goals FY08 Results
$4.3B
$541M
12.1%-
12.6%
13.2%-
13.7%
$4.4B
$541M
12.2%
13.5%
Sales Op. Profit Op. Margin ROC*
CY08 Goals CY08 Results
$2.0B
$200M
10.0%
10.0%
$2.4B
$209M
8.8%
10.3%
Sales Op. Profit* Op. Margin* ROC*
FY05 Goals FY05 Results

30 30 30 30 30 30 30 30 30 30
Note: Further benefits expected to be realized from ongoing SAP implementation.
In Addition, Returns from Significant Recent
In Addition, Returns from Significant Recent
Investments Have Yet to be Fully Realized...
Investments Have Yet to be Fully Realized...
($ in millions)
Total Capital Deployed
Since January 1, 2007
ASUs (Carrollton, New Carlisle) $ 80
SAP Implementation to Date 62
CO2 Plants
25
Plant Upgrades / Consolidation 100
Other Capital Expenditures
344
Total Capital Expenditures $ 990
Linde Bulk Assets $ 495
Linde Packaged Gas Assets 310
Other Acquisitions 563
Total Acquisitions $ 1,368
Total Capital Deployed $ 2,358
Capital
Expenditures
Acquisitions
Total Capital
Deployed
Cylinders & Bulk Tanks
379

Total Adj Debt
Adj EBITDA
Total Adj Debt*
Adj Quarterly EBITDA*
$ 2,200
$ 2,100
$ 2,000
$ 1,900
$ 1,800
$ 1,700
$ 1,600
$ 1,500
$ 220
$ 210
$ 200
$ 190
$ 180
$ 170
$ 160
$ 150
Jun-2007
Dec-2007
Jun-2008
Dec-2008
Jun-2009
Dec-2009
Jun-2010

31 31 31 31 31 31
Note: Dollars in millions.
*See attached reconciliations of non-GAAP measures.
Air Products’
Initial Proposal
...While Airgas Has Continued to Repay Debt
...While Airgas Has Continued to Repay Debt
and Build Value for Shareholders
and Build Value for Shareholders

32 32 Agenda Agenda Slide Slide Introduction 2 The Airgas Growth Story 6 Earnings Growth Outlook & 2012 Goals 16 Our Perspective on Valuation 32 Conclusion 45 Appendix 49

I. Historical average next-twelve-months (NTM) trading multiples of Airgas
–
Airgas’ 5-year median NTM multiple is 16.7x P/E¹, which includes negative impact of recession
–
Over the past 5 years, Airgas’ NTM P/E has averaged:
17.7x when GDP growth is between 0% and 3% (current 2011E consensus of 2.8%) ²
17.0x when ISM Index is between 50 and 55 and 17.2x when ISM index is 55 or greater²
II. Increase in peer equity values and trading multiples since Air Products’ February 4 proposal
–
Peers’ share prices have increased by 16% to 18%
–
Peers’ multiples have increased by median of 8% on P/E and 9% on EV/EBITDA³
III. We believe Airgas shareholders are not receiving adequate value for Air Products’ estimated synergies
–
At Air Products’ $250 million announced value, synergies are worth over $20 per Airgas share
4
–
Prior to February 4 proposal, Air Products indicated to Airgas that $350 million of synergies could be achieved
IV. Air Products can significantly increase its offer price while maintaining an accretive transaction post-
synergies
–
At $63.50 offer, Air Products expects transaction to be immediately accretive to both GAAP and
Cash EPS even though full synergies not expected until after year 2
V. Airgas’ strong future growth prospects and significant leverage to recovering economy
VI. Airgas’ scarcity value as the largest, most valuable packaged gas business and the only remaining independent packaged gas company of scale in the world
Building Blocks of Value –
Building Blocks of Value –
Why We Believe
Why We Believe
Air Products’
Air Products’
Offer Is Inadequate and Opportunistic
Offer Is Inadequate and Opportunistic
33 33
¹  Represents five-year median multiple as of February 4, 2010, prior to date of announcement of the Air Products offer, based on consensus  analyst estimates.
²  Represents U.S. real quarterly GDP growth, ISM Purchasing Managers Index, and five-year average NTM consensus P/E multiples as of February 4, 2010.
3
Based on CY2011 consensus estimates.  Peer set comprises Praxair, Air Liquide, and Linde.
4
Refer to slide 42.
Source: FactSet consensus estimates, Bloomberg market data

34 34 34 34 34 34 34 34 34 34 34 34
Wall Street Analysts View Our FY11 Guidance
Wall Street Analysts View Our FY11 Guidance
and Our $4.20+ EPS Goal in CY12 Favorably
and Our $4.20+ EPS Goal in CY12 Favorably
• FY11 Consensus EPS = $3.26, within our FY11 Adjusted EPS* guidance range of $3.15 to $3.30
• FY13 Consensus EPS = $4.25, growth of 14.8% over FY12 Consensus EPS of $3.70
– Analysts generally don’t include future acquisitions in estimates
– Our FY13 encompasses three quarters of CY12
• “Management also reaffirmed its goal of achieving CY’12 EPS of $4.20, and indicated it is on a trajectory to meet or exceed this even absent any M&A contribution. When this goal was first posited, acquisition was seen as a component of getting there, but margin/execution has made that moot.”
– BB&T Capital Markets, July 22, 2010
• “Including acquisitions, we believe earnings power for ARG could approach $4.50 per share by FY13. While we believe the company's internal goal of earnings of $4.20 per share in calendar 2012 is certainly attainable given significant leverage to volume recovery and ongoing productivity initiatives, it does not appear to be conservative to us given the need to generate high single-digit organic sales growth.”
– KeyBanc Capital Markets, July 22, 2010
• “ARG’s CY12 EPS guidance of $4.20 looks increasingly
attainable.
APD’s recently raised $63.50/share hostile bid
looks less attractive to ARG shareholders given the strong results and lower net debt.”
– First Analysis Securities, July 22, 2010
• “For FY12 we are forecasting EPS of $3.82 which management has not provided guidance for although they have expressed an EPS goal of $4.20 for CY12 which would include 4QFY12 and the following three quarters. An acceleration in end market recovery in the next year would produce upside to our estimate and management's guidance; we believe both reflect a steady albeit modest ongoing recovery. For FY12 we are looking for further top-line growth of 9% as the sales initiatives that are currently being implemented gain full traction.”
– Piper Jaffray & Co., July 22, 2010
Note: Permission to use quotations neither sought nor obtained.
* See attached non-GAAP reconciliations.

5 x
10 x
15 x
20 x
25 x
Feb-2000 Feb-2001 Feb-2002 Feb-2003 Feb-2004 Feb-2005 Feb-2006 Feb-2007 Feb-2008 Feb-2009 Feb-2010
Median P/E
2/2000 - 2002 15.1 x
2003 - 2005 16.9 x
2006 - 2008 17.5 x
2009 - 2/2010 14.8 x
Last 5 Years 16.7 x
35 35 35 35 35 35 35 35 35 35 35 35 35 35 35 35
Airgas’ Next Twelve Months P/E Multiple for 10 Years Before Air Products’ Unsolicited Proposal
Source: Bloomberg market data as of February 4, 2010, consensus analyst estimates
Timing Matters: Our Trading History
Timing Matters: Our Trading History
Demonstrates Air Products’
Demonstrates Air Products’
Opportunism
Opportunism
Airgas’ Stock Price for 10 Years Before Air Products’ Unsolicited Proposal
$43.53
$ 0
$ 15
$ 30
$ 45
$ 60
$ 75
Feb-2000 Feb-2001 Feb-2002 Feb-2003 Feb-2004 Feb-2005 Feb-2006 Feb-2007 Feb-2008 Feb-2009 Feb-2010

36 36 36 36 36 36 36 36 36 36
Source: Bloomberg consensus estimates as of August 13, 2010.
¹ Data indexed to January 2006.
Timing Matters:
Timing Matters:
U.S. Economic Recovery is Just Beginning…
U.S. Economic Recovery is Just Beginning…
2.7%
1.9%
0.0%
(2.6)%
3.0%
2.8%
3.1%
2006 2007 2008 2009 2010E 2011E 2012E
U.S. GDP Growth
2.9%
2.7%
0.5%
(4.1)%
1.2%
1.3%
1.6%
2006 2007 2008 2009 2010E 2011E 2012E
European GDP Growth
50
60
70
80
90
100
110
120
Jan-06 Feb-07 Apr-08 May-09 Jul-10
U.S. Industrial Indicators Since 2006¹
ISM Manufacturing Index
Non-Tech Industrial Production
4.6% 4.6%
5.8%
9.3%
9.6%
9.1%
8.1%
2006 2007 2008 2009 2010E 2011E 2012E
U.S. Unemployment

37 37 37 37 37 37 37 37 37 37 37 37 37 37 37 37
…and Our Multiple Strengthens in Periods of
…and Our Multiple Strengthens in Periods of
Economic Growth -
Economic Growth -
GDP
GDP
37 37
EV / NTM EBITDA
Price / NTM EPS
Q-o-Q GDP Growth Airgas Multiple
37 37
3.0x
6.0x
9.0x
12.0x
Feb-05 Jan-06 Dec-06 Nov-07 Oct-08 Sep-09 Aug-10
(8.0%)
(4.0%)
0.0%
4.0%
8.0%
6.0x
12.0x
18.0x
24.0x
Feb-05 Jan-06 Dec-06 Nov-07 Oct-08 Sep-09 Aug-10
(8.0%)
(4.0%)
0.0%
4.0%
8.0%
8.5x
8.4x
7.5x
7.0x
(3%) or
less
(3%) -
0%
0% -
3%
3% or
greater
12.4x
14.4x
17.7x 17.8x
(3%) or
less
(3%) -
0%
0% -
3%
3% or
greater
Average Multiple
(1)
Average Multiple
(1)
Source: FactSet estimates as of August 13, 2010. Gross Domestic Product, Real % Change P/P – United States Quarterly.
(1) Represents 5 years of data prior to February 4, 2010.
February 4, 2010
Proposal
February 4, 2010
Proposal

38 38 38 38 38 38 38 38 38 38 38 38 38 38 38 38 38 38
EV / NTM EBITDA
Price / NTM EPS
ISM Index Airgas Multiple
…and Our Multiple Strengthens in Periods of
…and Our Multiple Strengthens in Periods of
Economic Growth -
Economic Growth -
ISM
ISM
38 38
3.0x
6.0x
9.0x
12.0x
Feb-05 Jan-06 Dec-06 Nov-07 Oct-08 Sep-09 Aug-10
30
40
50
60
70
6.0x
12.0x
18.0x
24.0x
Feb-05 Jan-06 Dec-06 Nov-07 Oct-08 Sep-09 Aug-10
30
40
50
60
70
80
8.2x
8.1x 8.0x
6.5x
40 or
less
40-50 50-55 55 or
greater
11.1x
15.8x
17.0x
17.2x
40 or
less
40-50 50-55 55 or
greater
Average Multiple
(1)
Average Multiple
(1)
February 4, 2010
Proposal
February 4, 2010
Proposal
Source:  FactSet estimates as of August 13, 2010.  ISM Manufacturing, Purchasing Managers Index- United States.
(1) Represents 5 years of data prior to February 4, 2010.

Source: Factset and company filings.
Note: Current multiples as of August 13, 2010.
(1) Next Twelve Months
(2) Represents median multiple of an equally-weighted index comprising Praxair, Air Liquide, and Linde.
Although Lagging Pre-Recession Levels, Sector Trading
Although Lagging Pre-Recession Levels, Sector Trading
Multiples Have Significantly Increased Since Air Products’
Multiples Have Significantly Increased Since Air Products’
February 4 Proposal
February 4 Proposal
Calendar 2010E EV / EBITDA
39 39
Calendar 2011E EV / EBITDA Calendar 2012E EV / EBITDA
Calendar 2010E P / EPS Calendar 2011E P / EPS Calendar 2012E P / EPS
Current Median: 9.0x
2/4/10 Median: 8.4x
Current Median: 8.4x
2/4/10 Median: 7.7x
Current Median: 7.7x
2/4/10 Median: 7.3x
Current Median: 17.0x
2/4/10 Median: 15.9x
Current Median: 15.5x
2/4/10 Median: 14.4x
Current Median: 14.0x
2/4/10 Median: 13.4x
Multiple as of February 4, 2010 Current Multiple
39 39
8% 9% 5%
7%
8% 5%
10.6x
9.0x
8.1x
8.0x
8.4x
9.4x
PX AL LIN
9.8x
8.4x
7.6x
8.5x
7.7x
7.4x
PX AL LIN
9.1x
7.7x
7.1x
7.8x
7.3x
7.1x
PX AL LIN
18.6x
17.0x
15.6x
16.1x
15.9x
14.9x
PX AL LIN
16.5x
15.5x
13.9x
14.3x 14.4x
13.0x
PX AL LIN
15.0x
14.0x
12.2x
12.8x
13.4x
12.0x
PX AL LIN
3-Year Median
NTM¹ P / EPS
Pre-Lehman Filing
on Sep. 15, 2008
Peers²: 17.8x
3-Year Median
NTM¹ EV / EBITDA
Pre-Lehman Filing
on Sep. 15, 2008
Peers²: 9.1x

$20
$30
$40
$50
$60
$70
$80
Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10
Air Products’
Air Products’
February 4 Proposal Followed a
February 4 Proposal Followed a
Temporary Market Anomaly
Temporary Market Anomaly
Source: Bloomberg market data as of February 4, 2010
Airgas Stock Price
January 15 – February 4
(14)%
(12)%
(10)%
(8)%
(6)%
(4)%
(2)%
0%
2%
15-Jan 22-Jan 29-Jan
January 28, 2010
Airgas announces
Q3 FY 2010
earnings
miss guidance by
just 2 cents (3.0%),
stock falls 10%
(10)
$43.53
40 40 40 40

Source: Bloomberg market data as of August 13, 2010
Note: Share price changes of Praxair, Air Liquide, and Linde taken between February 5, 2010, the date Air Products’ $60 proposal was made public, and August
13, 2010. Share price changes denominated in the local currencies.
1 Average change in share price of Praxair, Air Liquide, and Linde between February 5, 2010, the date Air Products’ $60 proposal was made public, and July 8,
2010, the date of Air Products’ offer of $63.50. Share price changes denominated in the local currencies.
41 41 41 41
Air Products’
Air Products’
Offer “Premium”
Offer “Premium”
Does Not Adequately Reflect the
Does Not Adequately Reflect the
Growth in Peer Equity Values
Growth in Peer Equity Values
Price Change Since Air Products’ Initial Public Proposal
2.4%
5.8%
11.7%
15.9%
17.9%
18.4%
Increase in APD
Proposal from $62 to
$63.50
Increase in APD
Proposal from $60 to
$63.50
Peer Equity Growth
(as of $63.50 offer date)¹
Linde Praxair Air Liquide

42 42 42 42 42 42 42 42
We Believe Airgas Shareholders Are
We Believe Airgas Shareholders Are
Not Being Adequately Compensated for
Not Being Adequately Compensated for
the Value of Air Products’
the Value of Air Products’
Estimated Synergies
Estimated Synergies
• Air Products has stated that an acquisition of Airgas would have
“substantial cost synergies yielding $250 million run-rate by the end of year two”
• However, prior to February 4 proposal, Air Products indicated to Airgas that $350 million of synergies could be achieved
• Air Products has also publicly estimated cash costs of implementing synergies to be “somewhere in the $350 million to $400 million range”
• $250M of annual synergies and $400M implementation costs implies a value of synergies in excess of $20 per Airgas share¹
Source: Air Products’ “Offer to Acquire Airgas” presentation dated February 5, 2010, and associated transcript
¹ Assumes that synergies are capitalized at median peer EV / CY2010E EBITDA multiple of 9.0x.  9.0 x $250M in annual synergies, less $400M in costs to implement, equals $1.85B, divided by total diluted share count based on the most recent Air Products offer price of $63.50 per share.

43 43 43 43 43 43 43 43 43 43 43 43 43 43
The Industrial Gas Sector
The Industrial Gas Sector
has Steadily Consolidated…
has Steadily Consolidated…
Major Industrial Gas Players in 2000
Company
AGA
Air Liquide
Air Products
Airgas
The BOC Group
Hede Nielsen
Japan Air Gases
Linde
Linweld
Messer Griesheim
Nippon Sanso
Praxair
Taiyo Toyo Sanso
Valley National Gases
Company
Enterprise Value ($bn)
Air Liquide $38
Praxair 33
Linde 29
Air Products 20
Airgas 7
Taiyo Nippon Sanso 6
Major Industrial Gas Players in 2010
Source: Bloomberg market data as of August 13, 2010, public filings

44 44 44 44 44 44 44 44
• As an independent company, Airgas has demonstrated a strong track record of earnings growth and stock price appreciation
– Strongly positioned to grow leading share in packaged gas
– Also strongly positioned to grow share in bulk gases
• As a result, we believe that Airgas is well positioned to continue to deliver shareholder value
– Delivering robust SSS growth
– Continuing to deliver operating efficiencies
– Proven history of successful acquisition integration
• The Airgas Board understands the unique strategic value of the company
...Airgas Represents
...Airgas Represents
Significant Strategic Value
Significant Strategic Value

45 45 Agenda Agenda Slide Slide Introduction 2 The Airgas Growth Story 6 Earnings Growth Outlook & 2012 Goals 16 Our Perspective on Valuation 32 Conclusion 45 Appendix 49

46 46 46 46 46 46 46 46
• Air Products’ proposal would amend Airgas’ bylaws to require Airgas to hold future Annual Meetings in January
– Requires Airgas to accelerate its 2011 meeting to elect directors on January
18, 2011 (and all subsequent meetings in January of each year)
• We believe that implementation of Air Products’ proposals would prevent Airgas’
shareholders from benefiting from the Company’s earnings recovery and resulting value creation
Full text of the Schedule TO text that was subsequently deleted: “Given that the economy is just beginning to emerge from recession, Air Products concluded that the timing is ideal because the combined company would be able to take full advantage of the substantial growth potential, world-class competencies and synergies unique to this transaction.”
- Air Products Schedule TO dated February 11, 2010 (deleted in Schedule 14A dated June 16, 2010)
“Given that the economy is just beginning to
“Given that the economy is just beginning to
emerge from recession, Air Products concluded
emerge from recession, Air Products concluded
that the timing is ideal...”
that the timing is ideal...”

47 47 47 47 47 47 47 47
• Peter McCausland
– Chairman and CEO of Airgas since 1987
– Airgas Director since 1986 IPO
– Beneficial ownership of ARG nearly 8.6 million shares*
– 4,201% Total Shareholder Return since joining the Airgas Board
1
• W. Thacher Brown
– Chairman, President and a director of 1838 Investment Advisors LLC from 1988 until retirement in 2004
– Airgas Director since August 7, 1989
– Beneficial ownership of ARG nearly 192,000 shares*
– 1,409% Total Shareholder Return since joining the Airgas Board
1
• Richard C. Ill
– President, CEO, and a director of Triumph Group (NYSE: TGI) since 1993
– Airgas Director since August 4, 2004
– Beneficial ownership of ARG 48,500 shares*
– 110% Total Shareholder Return since joining the Airgas Board
1
* Source: 2010 proxy statement.
1 Total Shareholder Returns are calculated as share price plus dividends reinvested, measured through the market close on February 4, 2010, prior to date of announcement of the Air Products offer. Returns are split-adjusted and are measured since the later of the director’s start date on Airgas Board or IPO.
Airgas’
Airgas’
Nominees Are Keenly Aware
Nominees Are Keenly Aware
of Their Fiduciary Duties
of Their Fiduciary Duties
Eight of our Board members are independent and our Board has significant equity ownership, which we believe closely aligns the existing Airgas Board with Airgas’ shareholders’ interests

48 48 48 48 48 48 48 48
• While Air Products' nominees may not be controlled by Air Products, we believe their views could be colored by their relationship with Air Products
• To consider strategies other than the Air Products offer, we believe it would be in the best interests of our stockholders if our directors are not associated in any way with Air Products
• If shareholders vote for Air Products’ bylaw proposals, they could reduce Airgas’
ability to create stockholder value and determine strategic direction
We recommend that you discard any Gold proxy cards
you receive and promptly vote the WHITE proxy card
“FOR” the three highly qualified Airgas Directors and
“AGAINST” Air Products’ proposed By-Law amendments
We Believe Air Products’
We Believe Air Products’
Nominees and
Nominees and
Proposals Would Deprive Airgas
Proposals Would Deprive Airgas
Shareholders of Full Value
Shareholders of Full Value

49 49 Agenda Agenda Slide Slide Introduction 2 The Airgas Growth Story 6 Earnings Growth Outlook & 2012 Goals 16 Our Perspective on Valuation 32 Conclusion 45 Appendix 49

Airgas’
Airgas’
Acquisition History vs. Non-Tech IP
Acquisition History vs. Non-Tech IP
1988-Present
1988-Present
50 50
$0
$100
$200
$300
$400
$500
$600
-10%
-9%
-8%
-7%
-6%
-5%
-4%
-3%
-2%
-1%
0%
1%
2%
3%
4%
5%
6%
FY88 FY89 FY90 FY91 FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10
S
a
l
e
s
A
c
q
u
i
r
e
d
(
i
n
m
i
l
l
i
o
n
s
)
N
o
n
-
T
e
c
h
I
P
a
n
d
G
D
P
G
r
o
w
t
h
Sales Acquired Non-Tech IP
Refron
BOC Packaged
Linde Bulk
Linde Packaged
Air Products Packaged

51 51
Airgas’
Airgas’
Superior Track Record
Superior Track Record
in Executing Acquisitions
in Executing Acquisitions
51 51
Since 2000 Airgas Air Products
Number of Acquisitions 91 21
Total Disclosed Value of
Acquisitions
$2,210 million $1,765 million
Acquisition and Restructuring
Related Charges ($mm)
$21 million $393 million (1)
Acquisition Value Leakage (2) 1% 22%
Source: Company public filings through January 2010
(1) Includes impairment charge on sale of U.S. Healthcare operations in 2009 and HPPC Business in 2007. Excludes charges and losses on currency hedges related to aborted BOC transaction.
(2) Defined as acquisition and restructuring related charges as percentage of total disclosed value of acquisitions.

52 52 52 52
Total Shareholder Returns outperforming
the S&P 500
Since 1/1/1987, #26 highest out of 500 (Top 5%)
(b)
3-year returns +22%
5-year returns +89%
10-year returns +516%
Officer and Director compensation
practices favorable to peers
Incentive and equity based comp for officers
Equity component to Director comp
No repricing of options
Officer and Director stock beneficial
ownership
11.9% (#28 highest out of S&P 500)
Employee compensation leveraged,
consistent
Simple options; gainsharing plans
Incentive-based components at all levels
Clean balance sheet
No material legacy liabilities
No material contingent liabilities
Strong cash flow
Free Cash Flow
(c)
$411 million in FY10
Cash from Operations
(c)
$648 million in FY10
(20% CAGR since FY01)
Note: Market data as of February 4, 2010
(a) Split-adjusted, since Airgas’ IPO in 1986. Total Shareholder Return calculated as share price plus dividends reinvested.
(b) Excludes current S&P 500 constituents which were not public at January 1, 1987.
(c) See attached reconciliations of non-GAAP measures.
A History of Value Creation
A History of Value Creation
and Alignment with Shareholders
and Alignment with Shareholders

53 53 53 53
Strong Cash Flow
Strong Cash Flow
Drives Shareholder Value Creation
Drives Shareholder Value Creation
Strong Cash Flow from Operations*
Funds growth / maint. capex Returns cash to stockholders through
Funds acquisitions dividends and share repurchases
Accelerates debt paydown
* See attached reconciliations of non-GAAP measures Note: “CAGR” = Compound Annual Growth Rate
$0
$100
$200
$300
$400
$500
$600
$700
FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10
Maint. Capex (~3% of Sales)
Growth Capex
Free
Cash
Flow
Cash from
Operations*
Total Capex*
$411M
$66M
20% CAGR in
Cash from Operations*

54 54 54 54 54 54 54 54
(in millions) 2009 2001 CAGR
Net earnings (loss) 213 $                   (18) $
Cumulative effect of change in accounting principle -                       59
Earnings before the cumulative effect of a change
  in accounting principle 213                      41
Plus:
Income Taxes 136                      26
Equity in earnings of unconsolidated subsidiary -                       (3)
Interest expense, net 70                        48
Discount on securitization of trade receivables 6                          5
Loss on the extinguishment of debt 9                          -
Other (income) expense, net (1)                         (1)
Depreciation 210                      62
Amortization 22                        12
Multi-employer pension plan withdrawal charge 7                          -
Adjusted EBITDA 672                      190                      17%
Capital expenditures (261)                     (59)
Adjustments to capital expenditures:
   Proceeds from the sale of plant and equipment 11                        3
   Operating lease buyouts 2                          -
   Adjusted Capital Expenditures (248)                     (56)
Adjusted EBITDA less Adjusted Capital Expenditures 424 $                  134 $                  15%
Twelve Months Ended
December 31,
The Company believes this presentation of the cumulative average growth rates ("CAGR") of adjusted EBITDA and adjusted
EBITDA less adjusted capital expenditures helps investors better assess the Company's growth.  Non-GAAP metrics should be read in conjunction with GAAP financial measures, as non GAAP metrics are merely a supplement to, and not a replacement for,
GAAP financial measures.  It should be noted as well that our adjusted EBITDA and adjusted capital expenditures metrics may be different from adjusted EBITDA and adjusted capital expenditures metrics provided by other companies.
Non-GAAP Reconciliations:
Non-GAAP Reconciliations:
Adjusted EBITDA and Adjusted EBITDA Less Capital Expenditures
Adjusted EBITDA and Adjusted EBITDA Less Capital Expenditures

55 55 55 55 55 55 55 55 55 55
Fiscal Year Ended
March 31, 2005
Sales 2,367,782 $
Operating Income 202,454
Adjustment:
Acquisition integration costs 6,400
Adjusted Operating Income 208,854 $
Adjusting Operating Margin 8.8%
The Company believes the above adjusted operating income and adjusted operating margin computations help investors assess the Company’s operating performance without the impact of charges associated with the integration of major acquisitions. Non-GAAP metrics should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted as well that our adjusted operating income and adjusted operating margin metrics may be different from the adjusted operating income and adjusted operating margin metrics provided by other companies.
Non-GAAP Reconciliations:
Non-GAAP Reconciliations:
Adjusted
Adjusted
Operating
Operating
Income
Income
and
and
Adjusted
Adjusted
Operating
Operating
Margin
Margin
–
–
FY2005
FY2005

56 56 56 56 56 56
Calendar Year
(In thousands) 2005 2008 2008
Operating Income - Trailing Four Quarters 210,454 $                    476,146 $                    541,422 $
Five Quarter Average of Total Assets 2,134,362 $                3,708,389 $                4,122,411 $
Five Quarter Average of Securitized Trade Receivables 183,300                       310,880                       360,000
Five Quarter Average of Current Liabilities (exclusive of debt)
(274,035)                      (421,589)                      (459,362)
Five Quarter Average Capital Employed
2,043,627 $                3,597,680 $                4,023,049 $
Return on Capital
10.3%                             13.2%                             13.5%
Fiscal Year Ended March 31,
The Company believes this return on capital computation helps investors assess how effectively the Company uses the capital invested in its operations.  Our management uses return on capital as one of the metrics for determining employee compensation.  Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for,
GAAP financial measures.  It should be noted as well that our return on capital computation information may be different from the return on capital computations provided by other companies.
56 56
Non-GAAP Reconciliation:
Non-GAAP Reconciliation:
Return on Capital
Return on Capital

57 57 57 57 57 57 57 57
Three Months Ended
Low High June 30, 2010 2009 2005 2004 2003 2002
Earnings per diluted share 3.08 $                         3.23 $                         0.76 $                              2.55 $        1.48 $        1.18 $        1.04 $        0.82 $
Adjustments:
Costs related to unsolicited takeover attempt 0.03                            0.03                            0.03                                 -            -            -            -            -
Debt extinguishment charges 0.02                            0.02                            0.02                                 0.07           -            -            -            -
Multi-employer pension plan withdrawal charges 0.02                            0.02                            0.02                                 0.05           -            -            -            -
Legal Settlement -                              -                              -                                  -            -            -            -            0.08
Restructuring charge (recovery) -                              -                              -                                  -            -            (0.01)         -            0.03
Insurance gain -                              -                              -                                  -            -            -            (0.02)         -
Fire Losses -                              -                              -                                  -            -            -            0.02           -
Acquisition integration costs -                              -                              -                                  -            0.01           0.03           -            -
Employee separation costs -                              -                              -                                  -            0.01           -            -            -
Hurricane losses -                              -                              -                                  -            0.02           -            -            -
Losses from discontinued operations -                              -                              -                                  -            0.01           -            0.01           0.01
Adjusted earnings per diluted share 3.15 $                         3.30 $                         0.83 $                              2.67 $        1.53 $        1.20 $        1.05 $        0.94 $
(Updated Guidance)
Fiscal Year Ending March 31, 2011 Calendar Year
The Company believes that the adjusted earnings per diluted share above provide investors meaningful insight into the Company's earnings trend without the impact of debt extinguishment charges, multi-employer pension plan withdrawal charges, the settlement of material litigation, restructuring charges, insurance gains, fire losses, significant acquisition integration costs, employee separation costs, hurricane losses, and losses from discontinued operations.  Non-GAAP metrics should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted as well that our adjusted earnings per diluted share metric may be different from adjusted earnings per diluted share metrics provided by other companies.
Non-GAAP Reconciliation:
Non-GAAP Reconciliation:
Adjusted Earnings Per Diluted Share
Adjusted Earnings Per Diluted Share

58 58 58 58 58 58 58 58
Three Months Ended Six Months Ended
(in thousands) Low High 2009 2002 June 30, 2010 June 30, 2010
Sales
5,200,000 $       5,200,000 $       3,886,671 $        1,714,527 $     1,052,656 $                       2,035,964 $
Operating Income
648,000 $          675,000 $          432,221 $            142,442 $         122,751 $                          204,634 $
Adjustments:
Depreciation & Amortization 286,000              286,000              231,518               79,294              60,467                                121,440
Costs related to unsolicited takeover attempt -                        -                        -                         -                      3,787                                  27,222
Multi-employer pension plan withdrawal charges -                        -                        6,650                     -                      3,204                                  3,204
Legal Settlement -                        -                        -                         8,500                 -                                      -
Restructuring charges -                        -                        -                         2,700                 -                                      -
Other -                        -                        400                        -                      -                                      -
Adjusted EBITDA 934,000 $          961,000 $          670,790 $            232,936 $         190,209 $                          356,500 $
Adjusted EBITDA Margin 18.0%                     18.5%                     17.3%                       13.6%                   18.1%                                    17.5%
Calendar Year
2012 Target
The Company believes the above adjusted EBITDA margin computations help investors assess the Company’s operating performance without the impact of depreciation and amortization and charges associated with the Company’s withdrawal from multi-employer pension plans, costs related to Air Products’ unsolicited takeover attempt, significant legal settlements and restructuring charges. Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted as well that our Adjusted EBITDA metric may be different from similar metrics provided by other companies.
Non-GAAP Reconciliation:
Non-GAAP Reconciliation:
Adjusted EBITDA Margin
Adjusted EBITDA Margin

59 59 59 59 59 59 59 59
Average Average
(in thousands) 2003 to 2005 2006 2007 2008 2010E to 2012E
Sales 2,246,184 $               3,098,086 $               3,792,509 $               4,456,256 $               4,700,000 $
Change in sales 337,518 $                   371,006 $                   694,423 $                   663,747 $                   435,000 $
Operating Income 201,877 $                   322,300 $                   437,733 $                   541,422 $                   565,000 $
Adjustments:
Depreciation & Amortization 104,021                      142,021                      179,545                      211,885                      264,283
Costs related to unsolicited takeover attempt -                                  -                                  -                                  -                                  9,074
Multi-employer pension plan withdrawal charge -                                  -                                  -                                  -                                  1,068
Restructuring charge (recovery) (267)                            -                                  -                                  -                                  -
Fire Losses 933                             -                                  -                                  -                                  -
Acquisition integration costs 1,600                          -                                  10,100                        -                                  -
Employee separation costs 533                             -                                  -                                  -                                  -
Hurricane losses 733                       -                              -                              -                              -
Adjusted EBITDA 309,431 $                  464,321 $                  627,378 $                  753,307 $                  839,425 $
Change in adjusted EBITDA 47,869 $                     87,777 $                     163,057 $                   125,929 $                   97,000 $
Percentage adjusted EBITDA fall through 14%                               24%                               23%                               19%                               22%
Calendar Year
The Company believes that using adjusted EBITDA in its percentage of adjusted EBITDA fall through metric provides investors meaningful insight into the Company's trend of increasing adjusted EBITDA for every dollar of increased sales without the impact of costs related to the unsolicited takeover attempt, multi-employer pension plan withdrawal charges, restructuring charges, fire losses, significant acquisition integration costs, employee separation costs and hurricane losses.  Non-GAAP metrics should be read in conjunction with
GAAP financial measures, as non-GAAP measures are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted as well that our percentage of adjusted EBITDA fall through metric may be different from similar metrics provided by other companies.
Non-GAAP Reconciliation:
Non-GAAP Reconciliation:
Adjusted EBITDA Fall Through
Adjusted EBITDA Fall Through

Non-GAAP Reconciliations: Non-GAAP Reconciliations: Adjusted Debt and Adjusted EBITDA – Adjusted Debt and Adjusted EBITDA – Quarterly Quarterly 60 60

Non-GAAP Reconciliation:
Non-GAAP Reconciliation:
Adjusted
Adjusted
EBITDA
EBITDA
FY89-FY10
FY89-FY10
61 61
(In thousands) FY89 FY90 FY91 FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99
Operating income 15,958 $     23,221 $     17,286 $     26,316 $     34,367 $     48,667 $      72,600 $     92,987 $     80,480 $      111,709 $     112,607 $
Add:
Depreciation & amortization 11,147 17,387 21,158 23,420 28,042 30,571 36,868 45,762 64,428 82,227 83,839
Costs related to unsolicited takeover attempt - - - - - - - - - - -
Multi-employer pension plan withdrawal charges - - - - - - - - - - -
Adjusted EBITDA 27,105 40,608 38,444 49,736 62,409 79,238 109,468 138,749 144,908 193,936 196,446
(Uses)/sources of cash excluded from adjusted
EBITDA, included in cash from operations:
Interest expense, net (12,245) (16,198) (15,179) (12,838) (11,403) (12,486) (17,625) (24,862) (39,367) (52,603) (59,677)
Discount on securitization of receivables - - - - - - - - - - -
Current income taxes 404 1,700 (599) (3,591) (5,653) (7,838) (12,345) (17,654) (20,012) (16,502) (17,244)
Other income (expense) 215 157 870 214 546 453 1,607 781 1,695 9,811 29,491
Equity in earnings of Elkem joint venture 1,415 1,435 2,009 2,019 (897) (1,258) (840) (1,428) (1,356) (1,478) (869)
(Gains)/losses on divestitures - - - - - - (560) - - (1,452) (25,468)
(Gain)/losses on sale of PP&E (32) 2 (715) (76) (292) (63) 110 (12) 616 (504) (222)
Stock-based compensation expense - - - - - - - - - - -
Income/(loss) on discontinued operations - - - - - - - - 478 (635) (871)
Costs related to unsolicited takeover attempt - - - - - - - - - - -
Multi-employer pension plan withdrawal charges - - - - - - - - - - -
Other non-cash charges 260 308 252 250 - - - - 3,930 11,422 -
Cash provided by (used in)
changes in assets and liabilities 4,379 702 6,712 15,968 13,608 6,752 (2,030) (6,948) (14,801) (13,548) (25,273)
Net cash provided by operating activities 21,501 $     28,714 $     31,794 $     51,682 $     58,318 $     64,798 $      77,785 $     88,626 $     76,091 $      128,447 $     96,313 $
(In thousands) FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10
Operating income 105,461 $   106,728 $    124,938 $    156,336 $    168,544 $    202,454 $    269,142 $    341,497 $    475,824 $    524,868 $     399,598 $
Add:
Depreciation & amortization 85,262 82,796 71,757 79,279 87,447 111,078 127,542 147,343 189,775 220,795 234,949
Costs related to unsolicited takeover attempt - - - - - - - - - - 23,435
Multi-employer pension plan withdrawal charges - - - - - - - - - - 6,650
Adjusted EBITDA 190,723 189,524 196,695 235,615 255,991 313,532 396,684 488,840 665,599 745,663 664,632
(Uses)/sources of cash excluded from adjusted
EBITDA, included in cash from operations:
Interest expense, net (56,879) (59,550) (46,775) (46,374) (42,357) (51,245) (54,145) (60,180) (89,485) (84,395) (63,310)
Discount on securitization of receivables - (1,303) (4,846) (3,326) (3,264) (4,711) (9,371) (13,630) (17,031) (10,738) (5,651)
Current income taxes (16,902) (13,402) 4,546 (33,174) (24,623) (22,622) (30,718) (47,972) (69,459) (64,985) (51,634)
Other income (expense) 18,625 1,324 5,987 2,132 1,472 1,129 2,411 1,556 1,454 (382) 1,332
Equity in earnings of Elkem joint venture - - - - - - - - - - -
(Gains)/losses on divestitures (17,712) (1,173) (5,548) 241 - (360) 1,900 - - - -
(Gain)/losses on sale of PP&E (915) 502 405 (257) (837) (321) (1,330) 39 714 (964) 3,014
Stock-based compensation expense - - - - - - - 15,445 16,629 20,635 22,868
Income/(loss) on discontinued operations (335) (400) (3,529) (1,776) (457) 464 (1,424) - - - -
Costs related to unsolicited takeover attempt - - - - - - - - - - (23,435)
Multi-employer pension plan withdrawal charges - - - - - - - - - - (6,650)
Other non-cash charges 458 2,281 1,068 - - - - - - - -
Cash provided by (used in)
changes in assets and liabilities (22,686) 78,329 95,691 33,931 17,865 (23,456) 42,038 (57,755) 41,505 (22,067) 58,881
Net cash provided by operating activities 94,377 $     196,132 $    243,694 $    187,012 $    203,790 $    212,410 $    346,045 $    326,343 $    549,926 $    582,767 $     600,047 $
The Company believes adjusted EBITDA provides investors meaningful insight into the Company's ability to generate cash from operations to support required working capital, capital expendituresand financial obligations.  Non-GAAP metrics should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted as well that our adjusted EBITDA metric may be different from adjusted EBITDA metrics provided by other companies.  Certain reclassifications have been made to prior period financial statements to conform to the current presentation.

Non-GAAP Reconciliations:
Non-GAAP Reconciliations:
Adjusted Cash from Operations,
Adjusted Cash from Operations,
Adjusted Capital Expenditures & Free Cash Flow
Adjusted Capital Expenditures & Free Cash Flow
62 62
($ in millions)
FY10 FY09 FY08 FY07 FY06 FY05 FY04 FY03 FY02 FY01
Net cash provided by operating activities 600 $           583 $           550 $           326 $           346 $           212 $           204 $           187 $           244 $           196 $
Adjustments to cash provided by operating activities:
Cash used (provided) by the
securitization of trade receivables 16 49 (96) (20) (54) (27) (4) (25) (61) (73)
Stock issued for employee stock purchase plan 15 17 14 12 11 10 7 9 7 6
Tax benefit realized from exercise of stock options
15 12 13 9 - - - - - -
Adjusted cash from operations
648 $           660 $           482 $           327 $           302 $           195 $           207 $           171 $           190 $           129 $
Capital expenditures (253) $          (352) $          (267) $          (238) $          (209) $          (168) $          (94) $            (68) $            (58) $            (66) $
Adjustments to capital expenditures:
Proceeds from sales of plant and equipment 14 14 9 9 8 5 5 4 3 3
Operating lease buyouts
2 6 1 10 15 24 4 - - -
Adjusted capital expenditures
(237) $          (332) $          (257) $          (220) $          (186) $          (139) $          (84) $            (64) $            (55) $            (63) $
Free Cash Flow
411 $           328 $           225 $           107 $           116 $           57 $             123 $           107 $           135 $           66 $
Adjusted Cash from Operations
CAGR FY01-FY10 20%
The Company believes that free cash flow and adjusted cash from operations provide investors meaningful insight into the Company's ability to generate cash from operations, which is available for servicing debt obligations and for the execution of its business strategy, including acquisitions, the prepayment of debt, the payment of dividends, or to support other investing and financing activities.  Non-GAAP metrics should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our free cash flow and adjusted cash from operations metrics may be different from free cash flow and adjusted cash from operations metrics provided by other companies.